Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Adherex Technologies Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 (the “Report”), each of the undersigned, RostislavRaykov, Chief Executive Officer of the Company, and Robert Andrade, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 12, 2011

By:	/s/ RostislavRaykov
RostislavRaykov
Chief Executive Officer

Date:  November 12, 2011

By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer